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                      MAIRS AND POWER GROWTH FUND, INC.
                       Supplement Dated July 1, 2005
                                   To
                      Prospectus Dated April 29, 2005



Effective July 1, 2005, the "Management of the Fund - Investment Adviser" section that appears on page 9 of the prospectus is replaced by the following:

     INVESTMENT ADVISER

     The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio. The Fund pays Mairs and Power, Inc. monthly for its investment management services. The management fee is computed daily at an annual rate of 0.60% on the first $2.5 billion of the net asset value of the Fund and at an annual rate of 0.50% on the net asset value of the Fund in excess of $2.5 billion.

     Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services since 1931. Mairs and Power, Inc. is located at W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.